SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 12, 2002



                              CARE CONCEPTS I, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  000-20958                    86-0519152
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(State or other jurisdiction     (Commission File           (IRS Employer
 or incorporation)                Number)                    Identification No.)


          2560 West Main Street, Suite 200, Littleton, Colorado 80120
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (303) 794-9450



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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
---------------------

     On November 12, 2002, Care Concepts I, Inc. ("CARE"), iBid America, Inc. ("IBID") and certain shareholders of CARE entered into an Agreement and Plan of Merger (the "Merger Agreement") in which a wholly-owned subsidiary of CARE will merge into IBID. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the effective time of the merger transaction (the "Effective Time") IBID will become a wholly-owned subsidiary of CARE. Also at the Effective Time, all IBID shares of common stock outstanding at the Effective Time will convert into an aggregate of 12,080,827 shares of CARE common stock. In addition, the outstanding preferred stock of IBID shall be converted into an equivalent number and on the same terms and conditions of a series of preferred stock of CARE. IBID currently has outstanding 22,422 shares of series D preferred stock, 40,000 series G preferred stock and 1,131 shares of series F preferred stock. The series D, G and F preferred shares of IBID may be converted into an aggregate of up to 3,354,301 shares of common stock. Consummation of the transaction is subject to customary conditions.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A press release announcing the execution of the Merger Agreement was issued on November 15, 2002, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.
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(a)  Financial Statements

     The Company shall file financial statements by an amendment to this Form 8-K within 60 days from the due date of this filing.

(b)  Pro Forma Financial Information

     The Company shall file pro forma financial information by an amendment to this Form 8-K within 60 days from the due date of this filing.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger dated November 12, 2002 by and among IBID and certain shareholders of Care Concepts I, Inc.

99.1 Joint Press Release by Care Concepts I, Inc. and iBid America, Inc. on November 15, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Care Concepts I, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CARE CONCEPTS I, INC.

                                              By: /s/ Jack D. Kelley
                                              ----------------------
                                              Name: Jack D. Kelley
                                              Title: Chief Executive Officer


Dated:  November 15, 2002